Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share
Earnings per share
8.	Earnings per share

Basic earnings per share amounts are calculated by dividing net profit for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share amounts are calculated by dividing the net profit attributable to ordinary equity holders of the parent adjusted for the effect of any potential share exercise by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following reflects the income and share data used in basic and diluted earnings per share computations for the years ended December 31:

	2021	2022	2023
Profit/(Loss) attributable to ordinary equity holders of the parent:
Continuing operations	7,740	(1,736)	2,387
Discontinued operations	9,659	14,855	381
Net profit attributable to ordinary equity holders of the parent for basic and diluted earnings	17,399	13,119	2,768
Weighted average number of ordinary shares for basic earnings per share	62,433,524	62,619,727	62,712,975
Effect of share-based payments	20,482	—	—
Weighted average number of ordinary shares for diluted earnings per share	62,454,006	62,619,727	62,712,975

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of completion of these financial statements.